EXHIBIT 10.2

(EXHIBIT G
to Indenture)

FORM OF

SECURITY AGREEMENT

Made by

EACH OF THE GRANTORS PARTY HERETO

and

Wilmington Trust, National Association,

as Collateral Agent

February 2, 2018

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2

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C	Material Contracts
D	Financing Statements
E	Accounts, Pledged Equity Interests, Instruments, Commercial Tort Claims & Letters of Credit
F	Form of Security Agreement Supplement

4

SECURITY AGREEMENT

This SECURITY AGREEMENT (this "Agreement") is made as of February 2, 2018, by FULL HOUSE RESORTS, INC., a Delaware corporation (the "Company"), FULL HOUSE SUBSIDIARY, INC., a Nevada corporation ("Full House Sub"), FULL HOUSE SUBSIDIARY II, INC., a Nevada corporation ("Full House Sub II"), STOCKMAN’S CASINO, a Nevada corporation ("Stockman’s"), GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company ("Gaming Indiana"), GAMING ENTERTAINMENT (NEVADA) LLC, a Nevada limited liability company ("Gaming Nevada"), SILVER SLIPPER CASINO VENTURE LLC, a Delaware limited liability company ("Silver Slipper"), GAMING ENTERTAINMENT (KENTUCKY) LLC, a Kentucky limited liability company ("Gaming Kentucky"), RICHARD & LOUISE JOHNSON, LLC, a Kentucky limited liability company ("Johnson"), FHR-COLORADO LLC, a Nevada limited liability company ("FHR") and any other Subsidiary of the Company party hereto from time to time as an Additional Grantor (as herein defined) (collectively with the Company, Full House Sub, Full House Sub II, Stockman’s, Gaming Indiana, Gaming Nevada, Silver Slipper, Gaming Kentucky, Johnson and FHR, the "Grantors"), in favor of Wilmington Trust, National Association, as collateral agent (together with its successors and assigns in such capacity, the "Collateral Agent"), for the benefit of the Secured Parties.

W I T N E S S E T H:

A.    The Company has entered into that certain Indenture, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), by and among the Company, the Guarantors (as named therein), and Wilmington Trust, National Association, as Trustee and Collateral Agent;

B.    The Company has entered into and issued $100,000,000 in aggregate principal amount of Senior Secured Notes due 2024 (the "Notes") pursuant to that certain Notes Purchase Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the "Notes Purchase Agreement"), by and among the Company, the Guarantors (as named therein), and the Purchasers (as defined therein);

C.     In consideration of the purchase of the Notes and other accommodations of the Trustee and Collateral Agent as set forth in the Bond Documents, each Grantor has agreed to secure such Grantor’s obligations under such agreements as set forth herein; and

D.     It is a condition precedent to the issuance of the Notes and other financial accommodations under the Indenture and the Notes Purchase Agreement that each Grantor has agreed to secure such Grantor’s obligations under the Bond Documents as set forth herein.

NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Collateral Agent hereby agree as follows:

Exhibit G-5

ARTICLE I

DEFINITIONS

1.01    Definitions. When used herein, (a) the terms Account, Certificated Security, Chattel Paper, Commercial Tort Claims, Commodity Account, Document, Equipment, Financial Asset, Fixture, Goods, Instrument, Inventory, Investment Property, Letter of Credit, Letter of Credit Rights, Record, Securities Account, Security, Security Entitlement, Supporting Obligations and Uncertificated Security have the respective meanings assigned thereto in the Uniform Commercial Code (as defined below) and if defined in more than one article of the Uniform Commercial Code shall have the meaning set forth in Article 9 thereof; (b) capitalized terms which are not otherwise defined have the respective meanings assigned thereto in the Indenture; and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

"Account Debtor" means the party who is obligated on or under any Account Receivable, Chattel Paper, Contract Right or General Intangible.

"Account Receivable" means any Account, including without limitation any right of a Grantor to payment for goods sold or leased or for services rendered, whether or not earned by performance, any Chattel Paper and any Instrument.

"Additional Grantor" shall have the meaning assigned in Section 7.12.

"Agreement" shall have the meaning assigned in the preamble hereto.

"Collateral" shall have the meaning assigned in Section 2.01.

"Collateral Account" shall mean any account established by the Collateral Agent.

"Collateral Agent" shall have the meaning assigned in the preamble hereto.

"Company" shall have the meaning assigned in the preamble hereto.

"Computer Hardware and Software" means all of such Grantor’s rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

Exhibit G-6

"Contract Rights" means all rights of such Grantor (including, without limitation, all rights to payment) under each Contract.

"Contract(s)" means all contracts or other agreements between such Grantor and one or more additional parties, including, without limitation, all of the material contracts described on Exhibit C attached hereto.

"Copyright Licenses" means all licenses, contracts or other agreements, whether written or oral, naming such Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright (including, without limitation, all Copyright Licenses set forth in Exhibit B hereto).

"Copyrights" means all domestic and foreign copyrights, whether registered or unregistered, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by such Grantor (including, without limitation, all copyrights in software, mask works, Internet web sites and the contents thereof and the copyrights described in Exhibit B hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), all rights of publicity and privacy, all rights therein provided by international treaties and conventions, all moral and common-law rights thereto, and all other rights associated therewith.

"Deposit Account" means all "deposit accounts" as defined in Article 9 of the Uniform Commercial Code and all other accounts maintained with any financial institution (other than Securities Accounts or Commodity Accounts), and shall include, without limitation, all of the accounts listed on Exhibit E hereto under the heading "Deposit Accounts" together, in each case, with all funds held therein and all certificates or instruments representing any of the foregoing.

"Discharge of Secured Obligations" means and shall have occurred upon the earliest to occur of the date on which (i) all Secured Obligations shall have been indefeasibly paid in full in cash and all other obligations under the Bond Documents shall have been performed (other than contingent indemnification obligations), (ii) the Company exercises its Legal Defeasance option or Covenant Defeasance option described in Article 8 of the Indenture, and (iii) the satisfaction and discharge of the Indenture occurs in accordance with Article 12 thereof.

"Excluded Collateral" means (a) any license, permit, or authorization issued by any of the Gaming Authorities or any other Governmental Authority or any other Collateral, but solely to the extent a security interest in such license, permit, authorization, or other Collateral is prohibited under Gaming Laws or other applicable Law, or under the terms of any such license, permit, or authorization, or which would require a finding of suitability or other similar approval or procedure by any of the Gaming Authorities or any other Governmental Authority prior to being pledged, hypothecated, or given as collateral security (in each case, to the extent such finding or approval has not been obtained) (whether the Excluded Collateral is held by the Company, or any Grantor, or any trustee or conservator appointed by state or local officials or any other person or entity, whether it be governmental, judicially appointed or private), provided

Exhibit G-7

that the Proceeds of any such license, permit or authorization shall constitute Collateral except to the extent prohibited under Gaming Laws or other applicable Law, rule or regulation or the terms of any such license, permit or authorization, (b) any other lease, license, contract or agreement that (1) is, pursuant to mandatory provisions of Gaming Laws or other applicable Law, prohibited from being pledged as security (unless such Gaming Laws or other applicable Law would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code (or any successor provision or provisions)); (2) would require consent of any Governmental Authority or any party to such lease, license, contract or agreement other than the Company or any Grantor; provided, that, upon the request of the Collateral Agent (acting at the direction of the Required Noteholders or Trustee) each Grantor will in good faith use reasonable efforts to obtain consent for the creation of a security interest in favor of the Collateral Agent in such Grantor’s rights under such lease, license, contract or agreement; or (3) would be violated or invalidated by the granting of a Lien therein, or the granting of a Lien in which would create a right of termination in favor of any party thereto other than the Company or any Grantor, provided that, with respect to the exclusions in each of subclauses (1) through (3) of this clause, upon the termination of such prohibitions for any reason whatsoever or in the event such prohibitions are or become unenforceable under Gaming Laws or other applicable Law, such foregoing property shall automatically become Collateral hereunder; and provided further that the exclusions in each of subclauses (1) through (3) of this clause shall not include any Proceeds of any such excluded Collateral; (c) any "intent-to-use" application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. ß 1051, prior to the filing of a "Statement of Use" pursuant to Section 1(d) of the Lanham Act or an "Amendment to Allege Use" pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; or (d) any motor vehicles, rolling stock, Vessels and other assets subject to a certificate of title, in each case having a value less than $250,000.

"Gaming Facilities" means Bronco Billy’s Casino, Grand Lodge Casino, Rising Star Casino Resort, Silver Slipper Casino, Stockman’s Casino and the Rising Star Vessel.

"Gaming Stock" means equity securities the ownership of which subjects the party holding such securities to the jurisdiction of the applicable Gaming Authorities as a licensee, qualifier, key person, affiliate of a licensee, registered company or any other form of registration or regulation under applicable Gaming Laws (or prior to such time in furtherance of the person or entity’s application to become a licensee, qualifier, key person, affiliate of a licensee or registered company under applicable Gaming Laws).

"General Intangibles" means all of such Grantor’s "general intangibles" as defined in the Uniform Commercial Code and, in any event, includes (without limitation) all of such Grantor’s Intellectual Property, customer lists, inventions, designs, software programs, mask works, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests, rights to indemnification, payment intangibles, all contractual rights and obligations or indebtedness owing to such Grantor from whatever source arising, all things in action, rights represented by judgments, claims arising out of tort and other claims relating to the Collateral (including the right to assert and otherwise be the proper party of interest to commence and prosecute actions),

Exhibit G-8

and all rights in respect of any pension plan or similar arrangement maintained for employees of such Grantor.

"Grantors" shall have the meaning assigned in the preamble hereto.

"Guaranteeing Grantor" shall have the meaning assigned in Section 7.03.

"Indenture" shall have the meaning assigned in the recitals hereto.

"Intellectual Property" means all past, present and future: (i) trade secrets and other proprietary information; (ii) Trademarks, service marks, business names, designs, logos, indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; (iii) Copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; (iv) unpatented inventions (whether or not patentable); patent applications and Patents; industrial designs, industrial design applications and registered industrial designs (v); Licenses; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; (vi) the right to sue for all past, present and future infringements, dilutions or other violations of any of the foregoing; (vii) income, fees, royalties, damages, claims and payments for past, present and future infringements, dilutions or other violations of any of the foregoing; and (viii) all common law and other rights throughout the world in and to all of the foregoing.

"Investment Accounts" shall mean the Collateral Account, Securities Accounts, Commodity Accounts and Deposit Accounts.

"Investment Related Property" shall mean: (i) all "investment property" (as such term is defined in Article 9 of the Uniform Commercial Code) and (ii) all of the following (regardless of whether classified as investment property under the Uniform Commercial Code): all Pledged Equity Interests, Pledged Debt, all Investment Accounts and certificates of deposit.

"Licenses" means, collectively, the Copyright Licenses, the Trademark Licenses and the Patent Licenses.

"Notes Documents" means, collectively, (i) the Bond Documents and (ii) the Notes Purchase Agreement.

"Obligor" means any Person liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any of the Secured Obligations whether as maker, co-maker, endorser, guarantor, accommodation party, general partner or otherwise.

"Other Obligor" means, with respect to any Grantor, each Obligor other than such Grantor.

Exhibit G-9

"Patent Licenses" means all licenses, contracts or other agreements, whether written or oral, naming such Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Exhibit B hereto).

"Patents" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Exhibit B hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), all reissues, reexaminations, divisions, continuations, continuations in part and extensions or renewals thereof, and all rights therein provided by international treaties and conventions.

"Permitted Liens" means the Liens permitted by Section 4.10 of the Indenture.

"Pledged Debt" shall mean all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including, without limitation, all indebtedness described on Exhibit E under the heading "Pledged Debt" (as such exhibit may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing such any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

"Pledged Equity Interests" shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including, without limitation, any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests.

"Pledged LLC Interests" shall mean all interests in any limited liability company and each series thereof including, without limitation, all limited liability company interests listed on Exhibit E under the heading "Pledged LLC Interests" (as such exhibit may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company including all of such Grantor’s aggregate rights in any limited liability company and each series thereof howsoever characterized or arising, including, without limitation, (i) the right to a share of the profits and losses of the limited liability company, (ii) the right to receive distributions from the limited liability company, and (iii) the right to vote and participate in the management of the limited liability company.

Exhibit G-10

"Pledged Partnership Interests" shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Exhibit E under the heading "Pledged Partnership Interests" (as such exhibit may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership, including, without limitation, (i) the right to a share of the profits and losses of the partnership, (ii) the right to receive distributions from the partnership, and (iii) the right to vote and participate in the management of the partnership.

"Pledged Stock" shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Exhibit E under the heading "Pledged Stock" (as such exhibit may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

"Proceeds" shall mean: (i) all "proceeds" as defined in Article 9 of the Uniform Commercial Code; and (ii) shall include all dividends, payments or distributions made with respect to any Investment Related Property and whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary (in each case, regardless of whether characterized as proceeds under the Uniform Commercial Code).

"Sale Proceeds" means (i) the proceeds from the sale of the Company or one or more of the other Grantors, as a going concern or from the sale of any of the Gaming Facilities as a going concern, (ii) the proceeds from another sale or disposition of any assets of the Grantors that includes any gaming license, permit or approval or benefits from any gaming license, permit or approval or where the assets sold have the benefit of any gaming license, permit or approval or (iii) any other economic value (whether in the form of cash or otherwise) received or distributed that is associated with the gaming licenses, permits or approvals.

"Secured Obligations" means (i) the Obligations, (ii) each guarantee of the Obligations and (iii) whether or not constituting Obligations, the unpaid principal of and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Company or any other Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Company or any other Grantor to any Secured Party which may arise under or in connection with any Notes Document.

"Securities Act" means the Securities Act of 1933, as amended.

Exhibit G-11

"Security Agreement Supplement" shall have the meaning assigned in Section 7.12.

"Trademark Licenses" means all licenses, contracts or other agreements, whether written or oral, naming such Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all inventory now or hereafter owned by such Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Exhibit B hereto).

"Trademarks" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by such Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/as, Internet domain names, trade styles, designs, logos and other source or business identifiers described in Exhibit B hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of such Grantor relating to the distribution of products and services in connection with which any of such marks are used, rights therein provided by international treaties and conventions, and all other rights associated therewith.

"Vessel" means any vessel owned by such Grantor, whether now owned or acquired or to be delivered to such Grantor in the future, whether or not such Vessel is a vessel within the meaning of 46 U.S.C. (S) 31322(a), and all rights of such Grantor therein, including all equipment, parts and accessories, including, but not limited to, all of its boilers, engines, generators, air compressors, machinery, masts, spars, sails, riggings, boats, anchors, cables, chains, tackle, tools, pumps and pumping equipment, motors, apparel, furniture, computer equipment, electronic equipment used in connection with the operation of the Vessel and belonging to the Vessel, all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, fittings and equipment, supplies, spare parts, fuel, and all other appurtenances thereunto appertaining or belonging, whether now owned or hereafter acquired, whether or not on board said Vessel, and all extensions, additions, accessions, improvements, renewals, substitutions, and replacements hereafter made in or to said Vessel or any part thereof, or in or to any said appurtenances.

ARTICLE II

SECURITY INTEREST
2.01    Grant of Security Interest. As security for the prompt and complete payment and performance of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, for

Exhibit G-12

the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to, the following, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, but exclusive of any Excluded Collateral, the "Collateral"):

(i)Accounts Receivable;

(ii)Certificated Securities;

(iii)Chattel Paper;

(iv)Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

(v)all Contracts, together with all Contract Rights arising thereunder;

(vi)Documents;

(vii)General Intangibles;

(viii)Goods (including all of its Equipment, Fixtures and Inventory) and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

(ix)Instruments;

(x)Intellectual Property, including, without limitation, all Copyrights, Patents and Trademarks, and all Licenses;

(xi)Investment Related Property (including, without limitation, Deposit Accounts);

(xii)Letters of Credit and Letter of Credit Rights;

(xiii)money (of every jurisdiction whatsoever);

(xiv)Commercial Tort Claims and the proceeds of any litigation, arbitration or similar proceeding;

(xv)Uncertificated Securities;

(xvi)Vessels;

(xvii)Supporting Obligations;

Exhibit G-13

(xviii)Proceeds;

(xix)Sale Proceeds; and

(xx)to the extent not included in the foregoing, all other personal property of any kind or description, wherever located and whenever acquired;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

It is expressly contemplated that additional property may from time to time be pledged, assigned or granted to the Collateral Agent as additional security for the Secured Obligations, and the term "Collateral" as used herein shall be deemed for all purposes hereof to include all such additional property, together with all other property of the types described above related thereto, excepting, in each case, all property that is Excluded Collateral; provided that all Proceeds of the Excluded Collateral shall constitute Collateral hereunder and shall be included within the property and assets over which a security interest is granted under this Section 2.01 except to the extent specifically provided in the definition of Excluded Collateral. Each Grantor agrees that the Collateral Agent is acting as collateral agent for the Secured Parties.

2.02    Certain Limited Exclusions. Notwithstanding anything herein to the contrary, but subject to the last sentence of this Section 2.02, in no event shall the security interest granted under Section 2.01 attach to any Excluded Collateral (whether the Excluded Collateral is held by the Company, or any Grantor, or any trustee or conservator appointed by state or local officials, or any other person or entity, whether it be governmental, judicially appointed or private). Notwithstanding the foregoing, all Proceeds of the Excluded Collateral shall constitute Collateral hereunder and shall be included within the property and assets over which a security interest is granted under Section 2.01 except to the extent specifically provided in the definition of Excluded Collateral.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Collateral Agent, acting on behalf of the Secured Parties, to accept this Agreement, each Grantor represents and warrants to the Collateral Agent (which representations and warranties will survive the creation and payment of the Secured Obligations) that:

3.01    Ownership of Collateral; Absence of Encumbrances and Restrictions. Such Grantor is, and in the case of property acquired after the date hereof, will be, the sole legal and beneficial owner of the Collateral purported to be owned by it holding good and indefeasible title to the same, free and clear of all Liens except for Permitted Liens and such other defects in title as could not, in respect of such other defects, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and such Grantor has full right, power and authority to assign and grant a security interest in such Collateral to the Collateral Agent.

Exhibit G-14

3.02    No Required Consent. Except for such authorizations, consents or approvals previously obtained and in effect, no material authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution, delivery and performance by such Grantor of this Agreement, (ii) the grant by such Grantor of the security interest granted by this Agreement, (iii) the perfection of such security interest (other than the filing of financing statements and the other documents required to perfect or maintain the perfection of the Liens granted hereby) or (iv) the exercise by the Collateral Agent of its rights and remedies under this Agreement, except as may be required by Gaming Laws or by federal or state securities laws or antitrust laws (in connection with the disposition of the Collateral).

3.03    Security Interest. The grant of the security interest in and Lien on the Collateral pursuant to this Agreement creates a valid and continuing security interest in and Lien on the Collateral, enforceable against each Grantor, and, upon the filing of financing statements attached hereto as Exhibit D in the filing office for the locations of the Collateral and the Grantors that are on Exhibit A hereof, the security interests granted hereby which can be perfected by the filing of financing statements will be perfected, prior to all other Liens except Permitted Liens, enforceable against third parties and securing payment of the Secured Obligations. Subject to Gaming Laws, each Grantor has delivered to the Collateral Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all stock certificates, instruments, notes, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same, in each case relating to Equity Interests and Instruments required to be pledged hereunder.

3.04    No Filings By Third Parties. Other than any financing statement, ship mortgage or other public notice or recording naming the Collateral Agent as secured party therein or financing statements with respect to Permitted Liens, no financing statement or other public notice or recording covering the Collateral is on file in any public office and such Grantor has not signed and will not sign, any document or agreement authorizing the filing of any such financing statement or other public notice or recording so long as any of the Secured Obligations are outstanding.

3.05    Name; No Name Changes. On the date hereof, the name of such Grantor set forth on Exhibit A hereto is the true and correct full legal name of such Grantor, and, except as described on Exhibit A hereto, such Grantor has not, during the preceding five (5) years, entered into any contract, agreement, security instrument or other document using a name other than, or been known by or otherwise used any name other than, the name used by such Grantor herein.

3.06    Location of the Grantors and Collateral; Intellectual Property. On the date hereof, such Grantor’s chief executive office, principal place of business and the locations of such Grantor’s records concerning the Collateral are set forth on Exhibit A hereto. Any Collateral not at such location(s) nevertheless remains subject to the Collateral Agent’s security interest. Exhibit B hereto contains a true, correct and complete listing of all of Intellectual Property owned by or licensed to such Grantor which has been registered or for which applications for registration are pending. On the date hereof, such Grantor has delivered to the Collateral Agent complete and correct copies of each material License of such Grantor described in Exhibit B

Exhibit G-15

hereto, including all schedules and exhibits thereto, which represents all of the Licenses of such Grantor existing on the date of this Agreement.

3.07    Intellectual Property

(a)Each Grantor is the exclusive owner of all right, title and interest in and to the Intellectual Property, and is entitled to use all Intellectual Property subject only to the terms of the Licenses and Permitted Liens.

(b)The Intellectual Property is valid, subsisting and enforceable except as would not reasonably be expected to result in a Material Adverse Effect.

(c)The conduct of the businesses of each Grantor as currently conducted or as contemplated to be conducted and the use of the Intellectual Property in connection therewith do not infringe, misappropriate, dilute, misuse or otherwise violate the Intellectual Property rights of any third party in any material respect. No claim, action, suit, investigation, litigation or administrative proceeding has been asserted or is pending or, to the Company’s knowledge, threatened against any Grantor regarding infringement, misappropriation, dilution, misuse or other violation, ownership, validity, registerability or enforceability of the Intellectual Property. No Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property or the Grantor’s rights in or use thereof in any material respect.

(d)Each Grantor has taken all commercially reasonable measures necessary to protect the confidentiality of all material trade secrets owned by or licensed to such Grantor.

(e)With respect to each material License: (A) such License is valid and binding and in full force and effect and represents the entire agreement between the respective parties thereto with respect to the subject matter thereof; (B) such License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give any party thereto a right to terminate such License; (C) such Grantor has not received any notice of termination or cancellation under such License; (D) such Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such License, except in the ordinary course of business; and (F) neither such Grantor nor any other party to such License is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

(f)Each Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes (i) to maintain and protect its interest in each and every item of its Intellectual Property that is registered, issued or applied for as of the date hereof in full force and effect, and (ii) to otherwise protect and maintain its interest in each and every item of its other Intellectual Property in full force and effect to the extent and in such jurisdictions as are deemed advantageous by such Grantor in its reasonable business judgment.

Exhibit G-16

3.08    Accounts, Instruments, Equity Interests, Claims and Letter of Credit Rights. Exhibit E hereto sets forth, as of the date hereof, under the appropriate headings all of such Grantor’s: (a) Deposit Accounts, (b) Securities Accounts, (c) Pledged Equity Interests, (d) Instruments, (e) Commercial Tort Claims and (f) Letter of Credit Rights, in each case having value, independently or in the aggregate in excess of $25,000, for letters of credit.

3.09    Collateral. No report, certificate or other written information furnished by or on behalf of such Grantor in connection with the transactions contemplated hereby or delivered hereunder or under any other Notes Document to the Collateral Agent describing or with respect to the Collateral, when taken as a whole, contains any untrue statement of a material fact; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

3.10    Taxpayer and Organizational Identification Number. The federal taxpayer identification number, and state of formation or incorporation and organizational identification number, if any, of each Grantor are set forth on Exhibit A hereto.

3.11    Pledged Equity Interests.

(a)    Such Grantor is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons (except for the Liens in favor of the Collateral Agent under the Notes Documents) and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests; and

(b)    Subject to Section 7.07 hereof, no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (i) the grant by such Grantor of the Liens granted by it pursuant to the Collateral Documents, (ii) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (iii) the exercise by the Collateral Agent of its rights under the Collateral Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the authorizations, approvals, actions, notices and filings, all of which have been duly obtained, taken, given or made and are in full force and effect, except for receipt by the Grantors of: (x) the approval of the Nevada Gaming Commission to the pledge of the Equity Interests in Stockman’s Casino and Gaming Entertainment (Nevada) LLC pursuant to the Collateral Documents; provided that, the Company has made application to the Nevada Gaming Commission for approval of the same and will provide all other information requested by the appropriate authorities in a timely manner; and (y) ratification by the Indiana Gaming Commission of that certain interim approval and waiver issued to Company on January 29, 2018 by the Indiana Gaming Commission’s executive director. Without in any way limiting the Company’s obligations under Section 4.20 of the Indenture, (A) each of the parties hereto acknowledge that the pledge of Equity Interests in Stockman’s Casino and Gaming Entertainment (Nevada) LLC are not effective unless and until approved by the Nevada Gaming Commission and (B) each of the parties hereto acknowledge that any certificates evidencing

Exhibit G-17

ownership of Stockman’s Casino and Gaming Entertainment (Nevada) LLC must be kept in the State of Nevada once approval of the pledge of Equity Interests has been obtained from the Nevada Gaming Commission.

3.12    Actions, Filings, Etc. All actions, filings, notices, registrations and recordings within the United States and all material consents, in each case as are necessary for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies, in accordance with the terms of the Notes Documents, in respect of the Collateral have been taken, made or obtained.

3.13    Accuracy of Information. All information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

ARTICLE IV

COVENANTS AND AGREEMENTS

Each Grantor will at all times comply with the covenants and agreements contained in this Article IV, from the date hereof and for so long as any part of the Secured Obligations are outstanding:

4.01    Change in Location of Grantor. Such Grantor will not change the location of such Grantor’s chief executive office or principal place of business unless such Grantor gives the Collateral Agent prompt written notice thereof and shall have delivered to the Collateral Agent such new recorded financing statements or other documentation as may be reasonably necessary (or as may be requested by the Collateral Agent) to ensure the continued perfection and priority of its security interest in the Collateral.

4.02    Change in Grantor’s Name or Corporate Structure. Without limiting any prohibition or restrictions set forth in the Indenture or other Notes Documents, such Grantor will not change its name, identity, state of organization, organizational identification number, tax identification number or corporate structure (including, without limitation, any merger, consolidation or sale of substantially all of its assets) unless such Grantor shall have given the Collateral Agent at least ten (10) days prior written notice thereof and shall have delivered to the Collateral Agent such new recorded financing statements or other documentation as may be reasonably necessary (or as may be requested by the Collateral Agent) to ensure the continued perfection and priority of its security interest in the Collateral.

4.03    Collateral in Possession of Third Parties. If any Collateral with an aggregate fair market value in excess of $1,000,000 is at any time in the possession or control of any warehouseman, bailee, agent or independent contractor, such Grantor shall notify such Person of the Collateral Agent’s security interest in such Collateral. Upon the Collateral Agent’s request, such Grantor shall instruct any such Person to hold all such Collateral for the Collateral Agent’s account subject to such Grantor’s instructions, or, if an Event of Default shall have occurred and be continuing, subject to the Collateral Agent’s instructions.

Exhibit G-18

4.04    Delivery of Collateral. Such Grantor will deliver (a) each letter of credit having a face amount in excess of $25,000 individually, if any, included in the Collateral to the Collateral Agent, in each case forthwith upon receipt by or for the account of such Grantor and shall cause the issuer of such letter of credit to consent to the assignment of proceeds of such letter of credit to the Collateral Agent and (b) all certificates or Instruments representing or evidencing any Collateral (or, in respect of Promissory Notes and Chattel Paper, all Promissory Notes and Chattel Paper having a face amount in excess of $250,000 individually), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Required Noteholders and in form acceptable to the Collateral Agent and subject to Gaming Laws. After the occurrence and during the continuance of an Event of Default and upon the request of the Collateral Agent, if any Collateral becomes evidenced by a promissory note, trade acceptance, tangible Chattel Paper or any other instrument for the payment of money (other than checks or drafts in payment of Collateral collected by such Grantor in the ordinary course of business prior to notification by the Collateral Agent under Section 6.02(g)), such Grantor will immediately deliver such instrument or Chattel Paper to the Collateral Agent appropriately endorsed without reservation and, regardless of the form of presentment, demand, notice of dishonor, protest and notice of protest with respect thereto, such Grantor will remain liable thereon as an endorser until such instrument is paid in full. In addition, such Grantor shall contemporaneously herewith (or, with respect to after acquired property, promptly after acquisition thereof) deliver to the Collateral Agent all instruments (or, in respect of Promissory Notes and Chattel Paper, all Promissory Notes and Chattel Paper having a face amount in excess of $250,000 individually) and all certificated securities in each case duly endorsed in blank or accompanied by transfer powers duly endorsed in blank.

4.05    Maintenance of Security Interest. Each Grantor shall maintain the security interest of the Collateral Agent hereunder in all of such Grantor’s Collateral as a valid, perfected, first priority Lien (subject in priority only to Permitted Liens), except, with respect to perfection only, (a) cash not constituting proceeds of Collateral, (b) Excluded Bank Accounts, and (c) letter of credit rights not constituting supporting obligations.

4.06    Records and Inspection Rights. Each Grantor shall keep accurate and complete records of the Collateral (including proceeds thereof). Each Grantor shall mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. Subject to any applicable Gaming Laws restricting such actions, each Grantor shall permit the representatives and independent contractors of the Collateral Agent to visit and inspect any of its properties and the Collateral, to examine such records, and make copies thereof or abstracts therefrom, all at the expense of the Grantors and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Grantors; provided that, so long as no Event of Default exists, the Grantors shall only be required to pay for one such inspection per year; provided, however, that when an Event of Default exists the Collateral Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Company at any time during normal business hours upon reasonable advance notice to the Company.

Exhibit G-19

4.07    Reimbursement of Expenses. Each Grantor hereby assumes all liability for the Collateral, the security interests created hereunder and any use, possession, maintenance, management, enforcement or collection of any or all of the Collateral. Each Grantor agrees to indemnify and hold the Collateral Agent, Trustee and each other Secured Party harmless from and against and covenants to defend the Collateral Agent, Trustee and each other Secured Party against any and all losses, damages, claims, costs, penalties, liabilities and reasonable expenses, including, without limitation, court costs and reasonable attorneys’ fees, incurred because of, incident to, or with respect to the Collateral (including, without limitation, any use, possession, maintenance or management thereof, or any injuries to or deaths of Persons or damage to property, except to the extent caused by the gross negligence or willful misconduct of the Collateral Agent and including those incurred with respect to enforcement of its right to indemnity hereunder). All amounts for which any Grantor is liable pursuant to this Section 4.07 shall be due and payable by such Grantor to the applicable Secured Party not later than ten (10) business days after such amounts have been invoiced to the Grantor. If such Grantor fails to make such payment as required by this Section 4.07 (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and the applicable Secured Party pays such amount, the same shall be due and payable by such Grantor to applicable Secured Party, plus interest thereon from the date of applicable Secured Party’s demand (or from the date of applicable Secured Party’s payment if demand is not made due to such proceedings) at a rate equal to 2.00% per annum in excess of the then applicable interest rate on the Notes.

4.08    Further Assurances. Each Grantor shall, (a) correct any material defect or error that may be discovered in any Collateral Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, financing statements, continuation statements, certificates, assurances and other instruments, as necessary (or as the Collateral Agent may reasonably request) from time to time in order to (i) carry out more effectively the purposes of the Collateral Documents, (ii) to the fullest extent permitted by Gaming Laws and other applicable Law, subject any Grantor’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Collateral Document or under any other instrument executed in connection with any Collateral Document to which any Grantor or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so, in each case except with respect to Excluded Collateral, Immaterial Real Property, and Vessels in existence on the date hereof. Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect or otherwise protect the security interest granted to the Collateral Agent herein, regardless of whether any particular asset described in such financing statement falls within the scope of the UCC or the granting clause of this Agreement. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner that is necessary, advisable or prudent

Exhibit G-20

to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as "all assets, whether now owned or hereafter acquired, developed or created" or words of similar effect. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. Each Grantor shall furnish to the Collateral Agent from time to time statements, exhibits and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as necessary (or as the Collateral Agent may reasonably request), all in reasonable detail. Each Grantor ratifies any such financing statement, continuation statements or amendments filed prior to the date hereof. The Collateral Agent shall have no obligation to file, record any financing statements or any other Collateral Documents.

4.09    Maintenance of Collateral. Each Grantor shall in all material respects maintain, preserve and protect all of the Collateral reasonably necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted, and make all reasonably necessary repairs thereto and renewals and replacements thereof that are necessary or desirable to such maintenance, preservation and protection; provided that each Grantor shall, at minimum, use the standard of care typical in the industry in the operation and maintenance of the Collateral.

4.10    Use, Possession and Control of Collateral. Such Grantor will not use any Collateral in violation in any material respect of any Law, or suffer it to be so used, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Such Grantor shall procure and maintain in effect all material Permits, licenses and franchises reasonably necessary to the ownership, use or possession of the Collateral, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect. The Grantor’s Collateral will at all times be and remain in the possession and control of the Grantor or the Collateral Agent, as applicable, other than as permitted under this Agreement.

4.11    Collateral Attached to Other Property. In the event that the Collateral may be considered attached or affixed to any immovable (real) property or may be considered an appurtenance of any Vessel, such Grantor hereby agrees that this Agreement may be filed for record in any appropriate records as a financing statement which is a fixture filing, and, to the extent any Vessel acquired after the date of this Agreement has an aggregate fair market value in excess of $750,000, the interests granted herein may be further perfected by the filing of a mortgage and a ship mortgage (as contemplated by the Notes Documents). In connection therewith, such Grantor will take whatever action is required by Section 4.08. If such Grantor is not the record owner of such immovable (real) property, such Grantor will provide the Collateral Agent with any additional security agreements or financing statements necessary (or as reasonably requested by the Collateral Agent) or required by Gaming Laws or other applicable Law for the perfection of the Collateral Agent’s security interest in the Collateral. If the Collateral is wholly or partly affixed to the immovable (real) property or installed in or affixed to other goods, such Grantor will use its commercially reasonable efforts to furnish the Collateral Agent with landlord’s waivers, signed by all Persons having an interest in the immovable (real) property or other goods to which the Collateral may have become affixed, permitting the Collateral Agent to have access to the Collateral at all reasonable times and granting the

Exhibit G-21

Collateral Agent a reasonable period of time in which to remove the Collateral after the occurrence and during the continuance of an Event of Default. For the avoidance of doubt, the provisions of this Section 4.11 shall be subject to Section 4.18 of the Indenture with respect to any Collateral acquired by the Grantors after the date hereof.

4.12    Intellectual Property. Such Grantor shall exercise promptly and diligently each and every right which it may have under each License (other than any right of termination or transfer) and shall duly perform and observe in all respects all of its obligations under each License and shall take all action necessary to maintain the Licenses in full force and effect, in each case, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, provided that nothing set forth herein shall be construed to permit a change of business practice or trade dress that otherwise requires consent hereunder or under the Bond Documents. Such Grantor shall not cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any License, except as would not reasonably be expected to cause a Material Adverse Effect. Such Grantor has duly executed and delivered one or more Intellectual Property Security Agreements covering (i) all Intellectual Property owned by such Grantor and applied for, registered or issued in the United States and (ii) all Licenses to which such Grantor is a party as of the date hereof. Such Grantor (either itself or through licensees) shall, and shall cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain such Trademarks in full force, free from any claim of abandonment for non-use, and such Grantor shall not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any such Intellectual Property may become invalidated in each case, except as would not reasonably be expected to have a Material Adverse Effect, dedicated to the public, canceled, forfeited or otherwise impaired. Such Grantor shall cause to be taken all necessary or advisable steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. If any of such Grantor’s Intellectual Property is infringed, misappropriated, diluted or otherwise violated by a third party, such Grantor shall (x) upon obtaining knowledge of such infringement, misappropriation, dilution or other violation, promptly notify the Collateral Agent and (y) to the extent such Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Intellectual Property, in each case, except as the failure to do so would not reasonably be expected to have a Material Adverse Effect. Such Grantor shall within 30 days after creation or consummation thereof (and in any event promptly after the filing of an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof) furnish to the Collateral Agent statements, exhibits, schedules and reports (which shall constitute supplements to the exhibits to

Exhibit G-22

this Agreement) identifying and describing Intellectual Property which has been registered, issued or for which applications for registration are pending and Licenses that are created or entered into after the date of this Agreement that are reasonably necessary for the operation of such Grantor’s business. Following receipt by the Collateral Agent of any such statements, exhibits, schedules or reports, or at any other time upon request of the Collateral Agent, the applicable Grantor shall execute, authenticate and deliver any and all assignments, agreements (including applicable Intellectual Property Security Agreements), instruments, documents and papers as necessary (or the Collateral Agent may reasonably request) to evidence the Collateral Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby appoints the Collateral Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the repayment of all of the Secured Obligations in full in cash.

4.13    Deposit Accounts, Securities Accounts and Commodity Accounts.

(a)     On or prior to the date that is 30 days after the date hereof (with such reasonable extension as may be consented to by the Required Noteholders, provided that an extension up to 15 days shall be permitted if such extension is as a result of the application of Section 13.05 of the Indenture), such Grantor shall cause each bank and other financial institution at which such Grantor has a Deposit Account or a Securities Account hereto to execute and deliver to the Collateral Agent a control agreement in form and substance satisfactory to the Required Noteholders and in form satisfactory to the Collateral Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Required Noteholders and in form satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree, inter alia, that it will comply at any time with the instructions and entitlement orders originated by the Collateral Agent to such bank or financial institution directing the disposition of cash, Securities, Investment Property and other items from time to time credited to such account, without further consent of such Grantor, which instructions the Collateral Agent will not give to such bank or other financial institution in the absence of a continuing Event of Default. Without the prior written consent of the Collateral Agent, such Grantor will not make or maintain any Deposit Account, Commodity Account or Security Account except for the accounts identified to the Collateral Agent in writing. Such Grantor shall maintain any Commodity Account subject to the Collateral Agent’s control within the meaning of 9-106 of the Uniform Commercial Code. The provisions of this paragraph shall not apply to the Excluded Bank Accounts.

(b)    On or prior to the date that is 30 days after the date hereof (with such reasonable extension as may be consented to by the Required Noteholders, provided that an extension up to 15 days shall be permitted if such extension is as a result of the application of Section 13.05 of the Indenture), such Grantor shall deposit in an account subject to a control agreement in favor of the Collateral Agent as required by Section 4.13(a) above and, until utilized, maintain on deposit in such an account, all cash and Cash Equivalents in accordance with Section 4.37 of the Indenture.

Exhibit G-23

4.14    Pledged Equity Interests, Investment Related Property.

(a)    Except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, including, without limitation, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property or otherwise, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of the Collateral without further action and (b) except as expressly provided otherwise in this Agreement, such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent together with any necessary endorsements) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid on, or distributed in respect of, the Pledged Equity Interests and other Investment Related Property to the extent such dividends, interest and other distributions are permitted under the Indenture.

(b)    Voting.

(i)So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Bond Documents, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Bond Documents; it being understood that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Bond Documents, shall be deemed inconsistent with the terms of this Agreement or the Bond Documents within the meaning of this Section 4.14(b)(i) and no notice of any such voting or consent need be given to the Collateral Agent; and

(ii)Upon the occurrence and during the continuation of an Event of Default and subject to compliance with all applicable Gaming Laws:

(A)
all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

Exhibit G-24

(B)
in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all necessary (or reasonably requested by the Collateral Agent) proxies, dividend payment orders and other instruments and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.03.

(c)    except as expressly permitted by the Bond Documents, such Grantor shall not vote to enable or take any other action to: (i) amend any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that could reasonably be expected to be material and adverse to the Secured Parties, (ii) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other Equity Interests of such issuer unless such Grantor or such issuer, as applicable, has first taken all reasonable actions to grant and perfect the Collateral Agent’s security interest in such Equity Interests, or (iii) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the Uniform Commercial Code) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the Uniform Commercial Code unless such Grantor or such issuer, as applicable, has first taken all steps necessary or advisable to establish the Collateral Agent’s "control" thereof.

4.15    Accounts Receivable.

(a)    Each Grantor shall keep and maintain at its own cost and expense complete records of each Account Receivable, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Grantor shall, at such Grantor’s sole cost and expense, upon the Collateral Agent's demand made at any time after the occurrence and during the continuance of any Event of Default, deliver copies of all tangible evidence of Accounts Receivable, including copies of all documents evidencing Accounts Receivable and any books and records relating thereto to the Collateral Agent or to its representatives.

(b)    Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Account Receivable having a full amount in excess of $250,000, (ii) compromise or settle any such Account Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any such Account Receivable, (iv) allow any credit or discount whatsoever on any such Account Receivable or (v) amend, supplement or modify any such Account Receivable in any manner that could materially adversely affect the value thereof.

4.16    Limitations on Disposition.

Each Grantor shall keep the Collateral separate and identifiable from other property located on the same premises as the Collateral and no Grantor shall sell, lease, license outside the

Exhibit G-25

ordinary course of its business, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so, except as permitted by Section 4.12 of the Indenture.

4.17    Notices.

Each Grantor shall advise the Collateral Agent promptly, in reasonable detail, of (a) any material Lien, other than Permitted Liens, attaching to or asserted against any of the Collateral, (b) any material change in the composition of the Collateral and (c) the occurrence of any other event which could reasonably be expected to result in a Material Adverse Effect with respect to the Collateral or on the security interest created hereunder.

4.18    Further Covenants.

Each provision contained in Article 4 of the Indenture that relates to the Collateral granted under this Agreement is incorporated herein by reference, mutatis mutandis.

ARTICLE V

RIGHTS, DUTIES AND POWERS OF COLLATERAL AGENT

In addition to the rights, duties and powers set forth in Section 7.15, the Collateral Agent shall have the following rights, duties and powers:

5.01    Discharge Encumbrances. After the occurrence and during the continuance of an Event of Default, the Collateral Agent may (but without any obligation), at its option, discharge any taxes, Liens, security interests or other encumbrances at any time levied or placed on the Collateral, and may (but without any obligation) pay for insurance on the Collateral to the extent required by this Agreement or the Bond Documents and not obtained by the Grantors. Each Grantor agrees to reimburse the Collateral Agent upon demand for any payment so made, plus interest thereon from the date of the Collateral Agent’s demand at a rate equal to 2.00% per annum in excess of the then applicable interest rate on the Notes.

5.02    Licenses and Rights to Use Collateral. After the occurrence and during the continuance of an Event of Default, in connection with any transfer or sale (to the Collateral Agent or any other Person) of the Collateral, the Collateral Agent is hereby granted a transferable license or other right to use, without any charge, any of Grantors’ Intellectual Property in completing production, advertising or selling such Collateral except any of the foregoing property which is expressly prohibited by its terms from being assigned or licensed. After the occurrence and during the continuance of an Event of Default, the Grantors’ rights under all licenses and franchise agreements shall inure to the benefit of the Collateral Agent and any transferee of all or any part of the Collateral.

5.03    Cumulative and Other Rights. The rights, powers, immunities, indemnities and remedies of the Collateral Agent hereunder are in addition to all rights, powers and remedies given by law or in equity and those granted to the Collateral Agent in the Indenture. The exercise by the Collateral Agent of any one or more of the rights, powers, immunities, indemnities and remedies herein shall not be construed as a waiver of any other rights, powers immunities, indemnities and remedies, including, without limitation, any other rights of set-off

Exhibit G-26

(which set-off rights may be exercised only after the occurrence and during the continuance of an Event of Default). If any of the Secured Obligations are given in renewal, extension for any period or rearrangement, or applied toward the payment of debt secured by any Lien, the Collateral Agent shall be, and is hereby, subrogated to all the rights, titles, interests and liens securing the debt so renewed, extended, rearranged or paid.

5.04    Disclaimer of Certain Duties.

(a)    The powers conferred upon the Collateral Agent by this Agreement are to protect its interest in the Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. Each Grantor hereby agrees that the Collateral Agent shall not be liable for, nor shall the indebtedness evidenced by the Secured Obligations be diminished by, the Collateral Agent’s delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral. Nothing herein shall affect any obligation of the Collateral Agent to the Secured Parties or under Gaming Laws or other applicable Law.

(b)    Except as may be directed by the Required Noteholders (or such other percentage of Holders as may be permitted by the Bond Documents) or the Trustee (after an Event of Default has occurred and is continuing), in each case in accordance with the Bond Documents, and to the fullest extent permitted by Gaming Laws or other applicable Law, the Collateral Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any of the Collateral or the Secured Obligations, or to take any steps reasonably necessary to preserve any rights against any Obligor, Account Debtor or other Person. Each Grantor waives any right of marshaling in respect of any and all of the Collateral, and waives any right to require the Collateral Agent to proceed against any Obligor, Account Debtor or other Person, exhaust any of the Collateral or enforce any other remedy which the Collateral Agent now has or may hereafter have against any Obligor or other Person.

5.05    Modification of Secured Obligations; Other Security. Each Grantor waives (a) any and all notice of acceptance, creation, modification, rearrangement, renewal or extension for any period of any instrument executed by any Obligor in connection with the Secured Obligations and (b) any defense of any Obligor by reason of disability, lack of authorization, cessation of the liability of any Obligor or for any other reason. Each Grantor authorizes the Collateral Agent, without notice or demand and without any reservation of rights against such Grantor and without affecting such Grantor’s liability hereunder or on the Secured Obligations, from time to time to (x) after the occurrence and during the continuance of an Event of Default, apply the Collateral in the manner permitted by this Agreement or the Bond Documents and (y) after the occurrence and during the continuance of an Event of Default, renew, extend for any period, accelerate, amend or modify, supplement, enforce, compromise, settle; waive or release the obligations of any Obligor or any instrument or agreement of such other Person with respect to any or all of the Secured Obligations or the Collateral.

5.06    Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws and applicable Gaming Laws, the Collateral Agent may be compelled, with respect to any sale of all or any part

Exhibit G-27

of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information necessary (or as the Collateral Agent may request) in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect. Pursuant to applicable Gaming Laws, purchasers may be required to be found suitable for license prior to acquiring all or any part of such Investment Related Property.

ARTICLE VI

EVENTS OF DEFAULT

6.01    Events of Default. It shall constitute an Event of Default under this Agreement if an "Event of Default" occurs and is continuing under the Indenture.

6.02    Remedies. Subject to compliance with applicable Gaming Laws, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may (with no obligation to do so) take any or all of the following actions without notice (except where expressly required below or in the Indenture) or demand to the Grantors:

(a)    Take possession of the Collateral, or at Collateral Agent’s request, each Grantor shall, at such Grantor’s cost, assemble the Collateral or portion of the Collateral and make it available at a location to be specified by the Collateral Agent which is reasonably convenient to such Grantor and the Collateral Agent. In any event, each Grantor shall bear the risk of accidental loss or damage to or diminution in value of the Collateral, and the Collateral Agent shall have no liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to risk insured.

(b)    Sell, in one or more sales and in one or more parcels, or otherwise dispose of any or all of the Collateral in its then condition or in any other commercially reasonable manner as the Collateral Agent may elect, in a public or private transaction, at any location as

Exhibit G-28

deemed reasonable by the Collateral Agent (including, without limitation, Grantors’ premises), for cash at such price as the Collateral Agent may deem fair, and (unless prohibited by the Uniform Commercial Code, as adopted in any applicable jurisdiction) the Collateral Agent may be the purchaser of any or all of the Collateral so sold and may apply upon the purchase price therefor any Secured Obligations secured hereby. Any such sale or transfer by the Collateral Agent either to itself or to any other Person shall be absolutely free from any claim of right by any Grantor, including any equity or right of redemption, stay or appraisal which any Grantor has or may have under any role of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. It shall not be necessary that the Collateral or any part thereof be present at the location of any such sale or transfer. The Collateral Agent may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. The Collateral Agent shall not be obligated to make any sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In the event any sale or transfer hereunder is not completed or is defective in the opinion of the Collateral Agent, such sale or transfer shall not exhaust the rights of the Collateral Agent hereunder, and the Collateral Agent shall have the right to cause one or more subsequent sales or transfers to be made hereunder. If only part of the Collateral is sold or transferred such that the Secured Obligations remain outstanding (in whole or in part), the Collateral Agent’s rights and remedies hereunder shall not be exhausted, waived or modified, and the Collateral Agent is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Secured Obligations are paid. In the event that the Collateral Agent elects not to sell the Collateral, the Collateral Agent retains its rights to lease or otherwise dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Secured Obligations. Without limiting the reasonableness of any other method of disposition, each and every method of disposition of the Collateral described in this subsection or in subsection (e) shall constitute disposition in a commercially reasonable manner. If the Collateral Agent sells any of the Collateral upon credit, the Grantors will be credited only with payments actually made by purchaser and received by the Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell such Collateral and the Grantors shall be credited with proceeds of the sale.

(c)    Take possession of all books and records of the Grantors pertaining to the Collateral. The Collateral Agent shall have the authority to enter upon any real property or improvements thereon in order to obtain any such books or records, or any of the Collateral located thereon, and remove the same therefrom without liability.

(d)    Apply proceeds of the disposition of the Collateral to the Secured Obligations in any manner elected by the Collateral Agent and permitted by the Uniform Commercial Code or otherwise permitted by Law or in equity and in accordance with the provisions of the Indenture. Such application may include, without limitation, the reasonable

Exhibit G-29

expenses of retaking, holding, preparing for sale or other disposition, and the reasonable attorneys’ fees and legal expenses incurred by the Collateral Agent.

(e)    Appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by the Collateral Agent of the Collateral. Additionally, any sale or transfer hereunder may be conducted by an auctioneer or any officer or agent of the Collateral Agent.

(f)    Execute, assign and endorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of the Collateral on behalf of and in the name of each Grantor; provided, however, the Collateral Agent may specifically disclaim any warranties of title.

(g)    Notify or require each Grantor to notify Account Debtors that the Collateral has been assigned to the Collateral Agent and direct such Account Debtors to make payments on the Collateral directly to the Collateral Agent. To the extent the Collateral Agent does not so elect, each Grantor shall continue to collect such Collateral from such Grantor’s Account Debtors. The Collateral Agent or its designee shall also have the right, in its own name or in the name of each Grantor, to do any of the following: (i) to demand, collect, receipt for, settle, compromise any amounts due, give acquittances for, prosecute or defend any action which may be in relation to any monies due, or to become due by virtue of, the Collateral; (ii) to sell, transfer or assign or otherwise deal in the Collateral or the proceeds thereof or the related goods, as fully and effectively as if the Collateral Agent were the absolute owner thereof; (iii) to extend the time of payment of any of the Collateral, to grant waivers and make any allowance or other adjustment with reference thereto; (iv) to take control of cash and other proceeds of any of the Collateral; (v) to send a request for verification of the Collateral to any Account Debtor; and (vi) to do all other acts and things necessary to carry out the intent of this Agreement.

(h)    The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits to foreclose the security interest and sell the Collateral or any portion thereof under a judgment of a court or courts of competent jurisdiction. For purposes of Nevada executory process procedures, each Grantor acknowledges the Secured Obligations and does hereby CONFESS JUDGMENT in favor of the Collateral Agent for the full amount of the Secured Obligations. Each Grantor agrees that the Collateral Agent may cause the Collateral to be seized and sold under executory or ordinary process, at the Collateral Agent’s sole option, without appraisement, appraisement hereby being expressly waived, as an entirety or in parcels as the Collateral Agent may determine, to the highest bidder for cash, and otherwise exercise the rights, powers and remedies afforded herein and under Gaming Law and other applicable Law. Any and all declarations of fact made by authentic act before a Notary Public in the presence of two witnesses by a person declaring that such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process. Each Grantor further waives all pleas of discussion or division with respect to the Secured Obligations. In the event the Collateral or any part thereof is seized as an incident to an action for the recognition or enforcement of this Agreement by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, each Grantor and the Collateral Agent agree that the court issuing such order shall, if petitioned for by the Collateral Agent, direct the applicable sheriff to appoint as a keeper of the Collateral Agent or any agent designated by the Collateral

Exhibit G-30

Agent at the time such seizure is effected. It is hereby agreed that the keeper shall be entitled to receive as compensation, in excess of its costs and expenses incurred in the administration or preservation of the Collateral, an amount equal to $250.00 per day, which shall be payable monthly on the first day of each month. The designation of keeper made herein shall not be deemed to require the Collateral Agent to provoke the appointment of such a keeper.

(i)    Exercise all other rights and remedies permitted by law or in equity.

(j)    In the event that the Collateral Agent elects, at its option, to enter suit via ordinaria on the Secured Obligations, in addition to the foregoing confession of judgment and waivers, each Grantor hereby waives citation, other legal process and legal delays, and hereby consents that judgment for the unpaid principal due on the Secured Obligations, together with interest, reasonable attorneys’ fees and costs, and other reasonable charges that may be due on the Secured Obligations, be rendered and signed immediately.

6.03    Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion upon the occurrence and during the continuance of an Event of Default, but at such Grantor’s cost and expense and without notice to such Grantor:

(a)    To obtain, adjust, sell and cancel any insurance with respect to the Collateral, and endorse any draft drawn by insurers of the Collateral. The Collateral Agent may apply any proceeds or unearned premiums of such insurance to the Secured Obligations (whether or not due);

(b)    To take any action and to execute any assignment, certificate, financing statement, notification, document or instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Grantor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same;

(c)    To prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property in the name of such Grantor as debtor, including applicable Intellectual Property Security Agreements;

(d)    To take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(e)    Generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the

Exhibit G-31

Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

6.04    Account Debtors. Any payment or settlement of any of the Collateral made by an Account Debtor will be, to the extent of such payment or to the extent provided under such settlement, a release, discharge and acquittance of the Account Debtor with respect to such Collateral, and each Grantor shall take any action as may reasonably be required by the Collateral Agent in connection therewith. No Account Debtor on any Collateral will ever be bound to make inquiry as to the termination of this Agreement or the rights of the Collateral Agent to act hereunder, but shall be fully protected by such Grantor in making payment directly to the Collateral Agent.

6.05    Liability for Deficiency. If any sale or other disposition of the Collateral by the Collateral Agent or any other action of the Collateral Agent hereunder results in reduction of the Secured Obligations, such action will not release the Grantors from their liability to the Collateral Agent for any unpaid Secured Obligations, including reasonable costs, charges and expenses incurred in the liquidation of the Collateral, together with interest thereon at the rate then applicable under the Bond Documents, and the same shall be immediately due and payable to the Collateral Agent at the Collateral Agent’s address set forth in the Indenture.

6.06    Reasonable Notice. If any applicable provision of any Law (including Gaming Law) requires the Collateral Agent to give reasonable notice of any sale or disposition or other action, each Grantor hereby agrees that ten days’ prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and in the case of private sale, the time after which such sale is to be made.

6.07    Non-judicial Enforcement. The Collateral Agent may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by Law (including any applicable Gaming Laws) each Grantor expressly waives any and all legal rights which might otherwise require the Collateral Agent to enforce its rights by judicial process.

6.08    Gaming Licenses. In the event of a foreclosure, deed in lieu of foreclosure or other similar transfer of the Gaming Facilities to the Collateral Agent or its designee, the Grantors shall, and shall cause their Subsidiaries to, reasonably cooperate with the Collateral Agent or its designee in obtaining all Gaming Licenses and other governmental approvals necessary to conduct all gaming operations at the Gaming Facilities and shall, at the request of the Collateral Agent, cooperate in good faith with the transition of the gaming operations to any new gaming operator (including, without limitation, the Collateral Agent or its designee).

Exhibit G-32

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.01    Notices. Any notice required or permitted to be given under or in connection with this Agreement shall be given in accordance with the notice provisions of the Indenture.

7.02    Amendments and Waivers. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Article 9 of the Indenture. The Collateral Agent’s acceptance of partial or delinquent payments or any forbearance, failure or delay by the Collateral Agent in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of any Grantor or any Obligor, or of any right, power or remedy of the Collateral Agent, and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. The Collateral Agent may remedy any Event of Default hereunder or in connection with the Secured Obligations without waiving the Event of Default so remedied. Each Grantor hereby agrees that if the Collateral Agent agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral or the addition or release of any Obligor or other Person, any such action shall not constitute a waiver of any of the Collateral Agent’s other rights or of such Grantor’s obligations hereunder.

7.03    Absolute and Unconditional Secured Obligations; Waivers.

(a)    Each Grantor that is a Guarantor (a "Guaranteeing Grantor") agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than a Discharge of Secured Obligations. In furtherance of the foregoing and without limiting the generality thereof, such Guaranteeing Grantor agrees as follows:

(i)    This Agreement secures the payment and performance of the Secured Obligations.

(ii)    The obligations of such Guaranteeing Grantor hereunder are independent of the obligations of the Company under the Notes Documents and the Secured Hedge Agreements and the obligations of any Other Obligor under the Notes Documents and the Secured Hedge Agreements, and a separate action or actions may be brought and prosecuted against such Guaranteeing Grantor whether or not any action is brought against any of the Other Obligors and whether or not any of the Other Obligors are joined in any such action or actions.

(iii)    Payment by any Other Obligor of a portion, but not all, of the Secured Obligations shall in no way limit, affect, modify or abridge the rights of the Collateral Agent against such Guaranteeing Grantor hereunder. Without limiting the generality of the foregoing, if the Trustee is awarded a judgment in any suit brought to enforce any Other Obligor’s covenant to pay a portion of the Secured Obligations, such judgment shall not limit, affect, modify or abridge the rights of the Collateral Agent to take any action against such Guaranteeing Grantor hereunder.

Exhibit G-33

(iv)    Any Secured Party, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any reduction, limitation, impairment, discharge or termination of such Guaranteeing Grantor’s obligations hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Secured Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Secured Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept guaranties of the Secured Obligations and take and hold security for the payment of the Secured Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Secured Obligations, any guaranties of the Secured Obligations, or any other obligation of any Person (including any Other Obligor) with respect to the Secured Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Secured Party in respect of the Secured Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Secured Party may have against any such security, in each case as such Secured Party in its discretion may determine consistent with the Notes Documents and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guaranteeing Grantor against the Company or any security for the Secured Obligations; and (vi) exercise any other rights available to it under the Notes Documents.

(v)    This Agreement and the obligations of such Guaranteeing Grantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than by a Discharge of Secured Obligations), including the occurrence of any of the following, whether or not such Guaranteeing Grantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce, or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Notes Documents, at law, in equity or otherwise) with respect to the Secured Obligations or any agreement relating thereto, or with respect to any guaranty of or security for the payment of the Secured Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to or departure from, any of the terms or provisions (including provisions relating to events of default) of any of the Notes Documents, any of the Secured Hedge Agreements, or any agreement or instrument executed pursuant thereto, or of any guaranty or security for the Secured Obligations, in each case whether or not in accordance with the terms of such Notes Document, Secured Hedge Agreement, or any agreement or instrument executed pursuant thereto or any agreement relating to such other guaranty or security; (iii) the Secured Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Notes Documents or

Exhibit G-34

from the proceeds of any security for the Secured Obligations, except to the extent such security also serves as collateral for indebtedness other than the Secured Obligations) to the payment of indebtedness other than the Secured Obligations, even though any Secured Party might have elected to apply such payment to any part or all of the Secured Obligations; (v) any Secured Party’s consent to the change, reorganization or termination of the corporate structure or existence of any Other Obligor and to any corresponding restructuring of the Secured Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Secured Obligations; (vii) any defenses, set-offs or counterclaims which the Company may allege or assert against any Secured Party in respect of the Secured Obligations (other than the full performance and payment in cash thereof), including failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of such Guaranteeing Grantor as securing the payment and performance of the Secured Obligations.

(b)    Each Guaranteeing Grantor hereby waives, for the benefit of the Secured Parties, to the extent permitted by Gaming Laws and other applicable Law:

(i)    any right to require any Secured Party, as a condition of performance by such Guaranteeing Grantor of its obligations hereunder, to (i) proceed against any Other Obligor or any other Person; (ii) proceed against or exhaust any security held from any Other Obligor or any other Person; (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Secured Party in favor of any Other Obligor or any other Person; or (iv) pursue any other remedy in the power of any Secured Party whatsoever;

(ii)    any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Company including any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Company from any cause other than payment in full in cash of the Secured Obligations;

(iii)    any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

(iv)    any defense based upon any Secured Party’s errors or omissions in the administration of the Secured Obligations, except behavior which amounts to gross negligence or willful misconduct;

(v)    (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of such Guaranteeing Grantor’s obligations hereunder; (ii) the benefit of any statute of limitations affecting such Guaranteeing Grantor’s liability hereunder or the enforcement hereof; (iii) any rights to set-offs, recoupments and counterclaims; (iv)

Exhibit G-35

any right arising out of Nevada Revised Statute 40.430; and (v) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto;

(vi)    notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Agreement, notices of default under the Notes Documents, the Secured Hedge Agreements, or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto and notices of any extension of credit to the Company;

(vii)    any defenses (other than the defense of payment) or benefits that may be derived from or afforded by law which limit the liability of or exonerate sureties, or which may conflict with the terms of this Agreement;

(viii)    any defense based upon any Secured Party’s failure to mitigate damages; and

(ix)    all rights to insist upon, plead or in any manner claim or take the benefit or advantage of any appraisal, valuation, stay, extension, marshaling of assets, redemption or similar law, or exemption, whether now or hereafter in force, which may delay, prevent or otherwise affect the performance by such Guaranteeing Grantor of its obligations under, or the enforcement by any Secured Party of, this Agreement.

7.04    Possession of Collateral. For purposes of establishing perfection under the UCC, the Collateral Agent shall be deemed to have possession of any of the Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

7.05    Redelivery of Collateral. If any sale or transfer of the Collateral by the Collateral Agent results in full satisfaction of the Secured Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, the Collateral Agent will deliver to each Grantor such Grantor’s share (pro-rata according to such Grantor’s portion of the Collateral sold or transferred in accordance with the above) of the excess proceeds in a commercially reasonable time; provided, however, that the Collateral Agent shall not be liable for any interest, cost or expense in connection with any reasonable delay in delivering such proceeds to each Grantor.

7.06    Governing Law; Jurisdiction; Venue; Waiver of Jury Trial.

(a)    This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

(b)    Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any

Exhibit G-36

such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its respective properties in the courts of any jurisdiction.

(c)    Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14.02 of the Indenture. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY GAMING LAWS AND OTHER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER NOTES DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

7.07    Gaming Laws and Regulations.

(a)    Each of the provisions of this Agreement is subject to, and shall be enforced in compliance with, all applicable Gaming Laws and any requirements imposed by any applicable Gaming Authority. To the extent any provision of this Agreement contradicts one or more applicable Gaming Laws, the applicable Gaming Laws shall prevail and take precedence consistent with Section 14.14 of the Indenture regarding severability.

(b)    The Collateral Agent acknowledges and agrees that its rights and privileges hereunder are subject in all respects to the Gaming Laws and any requisite Gaming Authorities approval(s) to the extent that the Collateral pledged hereunder constitutes Gaming Stock.

Exhibit G-37

7.08    Conflicts.

In the event of any inconsistency between the provisions of this Agreement and the Indenture relating to the allocation of the rights of the Secured Parties with respect to the Collateral and the distribution of any proceeds thereof, the provisions of the Indenture shall govern; provided that, for the avoidance of doubt, any provisions in this Agreement governing the creation and perfection of a security interest in, or otherwise establishing the Secured Parties’ rights in, the Collateral shall govern and be of full force and effect, notwithstanding any provision to the contrary in the Indenture.

7.09    Continuing Security Agreement.

(a)    Except as may be expressly applicable pursuant to Section 9-620 of the Uniform Commercial Code (or any successor provision), no action taken or omission to act by the Collateral Agent hereunder, including, without limitation, any action taken or inaction pursuant to Section 6.02 hereof, shall be deemed to constitute a retention of the Collateral in satisfaction of the Secured Obligations or otherwise to be in full satisfaction of the Secured Obligations, and the Secured Obligations shall remain in full force and effect, until the Collateral Agent shall have applied payments (including, without limitation, collections from Collateral) towards the Secured Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

(b)    To the extent that any payments on the Secured Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Secured Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by the Collateral Agent, and the Collateral Agent’s security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to Section 7.09.

7.10    Termination. The grant of a security interest hereunder and all of the Collateral Agent’s rights, powers and remedies in connection therewith shall, unless otherwise provided in the Notes Documents or this Agreement, remain in full force and effect until a Discharge of Secured Obligations. Notwithstanding the foregoing, the reimbursement and indemnification provisions of Section 4.07 and the provisions of Section 7.09(b) shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent.

Upon any termination of this Agreement or release of any of the Collateral as permitted by the Indenture the Collateral Agent will, at the expense of the Grantors, execute and deliver to the Grantors such documents and take such other actions as the Grantors shall reasonably request to evidence the termination of this Agreement or the release of such Collateral, as the case may be. Any such action taken by the Collateral Agent shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interests in the Collateral, and shall be at the expense of the Grantors. The Collateral Agent may conclusively rely on any certificate delivered to it by the Grantors stating that the execution

Exhibit G-38

of such documents and release of the Collateral is in accordance with and permitted by the terms of the Indenture and this Agreement.

7.11    Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument. This Agreement becomes effective upon the execution hereof by each Grantor and delivery of the same to the Collateral Agent, and it is not necessary for the Collateral Agent to execute any acceptance hereof or otherwise signify or express its acceptance hereof. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement.

7.12    Additional Grantors. From time to time subsequent to the date hereof, additional Persons may, and each New Subsidiary of the Company required under Section 4.18 of the Indenture to be party hereto shall, become parties hereto as additional Grantors (each, an "Additional Grantor"), by executing a supplement to this Agreement (a "Security Agreement Supplement") in the form attached hereto as Exhibit F. Upon delivery of any such Security Agreement Supplement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

7.13    Acknowledgments and Agreements by Grantors and each issuer of Pledged Equity Interests. Each Grantor and each issuer of Pledged Equity Interests hereby irrevocably (a) consents to the grant of the security interests by the Grantors described herein, (b) consents to any transfer or conveyance of the Collateral to the Collateral Agent or its designee or any other person pursuant to Collateral Agent’s exercise of any of its rights and remedies under this Agreement or any of the other Collateral Documents, or at law or in equity, (c) agrees that any rights of first or last refusal or first or last offer or any similar rights shall not apply to such grant or to any transfer or conveyance of any of the Collateral to the Collateral Agent or its designee or any other person pursuant to an exercise of the Collateral Agent’s rights and remedies under this Agreement or any of the other Collateral Documents, or at law or in equity, (d) consents to the admission of any transferee, upon any transfer of any of the Collateral to such transferee pursuant to an exercise of the Collateral Agent’s rights and remedies, as a member or partner (including as the sole or managing member or general partner) of the applicable limited liability company or partnership, and (e) agrees that all terms and conditions in the certificates of formation, certificates of partnership, operating agreements, partnership agreements and similar documents and agreements of the each issuer of Pledged Equity Interests applicable to the pledge of any Collateral, the enforcement thereof, the transfer of any Collateral or the admission of any transferee of any Collateral as a member or partner (including as the sole or managing member or general partner) of any limited liability company or partnership that contradict or conflict with the foregoing are hereby waived, amended and/or superseded to the extent necessary to permit and reflect the foregoing agreements.

Exhibit G-39

7.14    No Release. Nothing set forth in this Agreement or any other Notes Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Grantor from the performance of any term, covenant, condition or agreement on such Grantor’s part to be performed or observed in respect of any of the Collateral or from any liability to any Person in respect of any of the Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Grantor's part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Grantor relating thereto or for any breach of any representation or warranty on the part of such Grantor contained in this Agreement, the Indenture or the other Notes Documents, or in respect of the Collateral or made in connection herewith or therewith. In all material respects, each Grantor shall perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts, Documents, Instruments and Licenses and all other agreements to which it is a party or by which it is bound; provided, however, that each Grantor may suspend its performance thereunder in the event of a material breach of any such obligations by third parties. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral. The obligations of each Grantor contained in this Section 7.14 shall survive the termination hereof and the discharge of such Grantor's other obligations under this Agreement, the Indenture and the other Notes Documents.

7.15    Indenture. The Collateral Agent has been appointed to act as Collateral Agent hereunder by the Holders of the Notes. The provisions of the Indenture relating to the Collateral Agent or the Trustee, if applicable, including, without limitation, the provisions relating to resignation or removal of the Collateral Agent and the protections, rights, indemnities, powers and duties and immunities of the Collateral Agent are incorporated herein by this reference and shall survive any termination of the Indenture or removal or resignation of the Collateral Agent or Trustee, if applicable. In connection with exercising any right or discretionary duty hereunder (including, without limitation, the exercise of any rights following the occurrence of an Event of Default), the Collateral Agent shall be entitled to request and rely upon the direction of the Required Noteholders to direct the Collateral Agent in connection thereto. Without limiting Section 13.08(c) of the Indenture, the Collateral Agent shall not have any liability for taking any action in accordance with such direction or for its failure to take any action pending the receipt of such direction. The Collateral Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement, and it shall not be responsible for any statement or recital in this Agreement. Neither the Collateral Agent nor any of its affiliates, directors, officers, agents or employees shall be responsible for or have any duty to inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement; (ii) the performance or observance of any of the covenants or agreements of a Grantor herein; or (iii) other than pursuant to the instructions of the Required Noteholders, the proper delivery of items required to be delivered to the Collateral Agent. Neither the Trustee nor the Collateral Agent shall be required (or be deemed) to have knowledge of the terms contained in any agreement to which it is not a party, including but not limited to the Note Purchase Agreement. In no event shall the Collateral Agent be required to execute and deliver any landlord lien waiver, estoppel or

Exhibit G-40

collateral access letter, or any account control agreement or any instruction or direction letter delivered in connection with such document that the Collateral Agent determines adversely affects it or otherwise subjects it to personal liability, including without limitation agreements to indemnify any contractual counterparty.

[SIGNATURE PAGE FOLLOWS]

Exhibit G-41

WITNESS WHEREOF, each Grantor has caused this Security Agreement to be executed and delivered as of the date first set forth above.

GRANTORS:
FULL HOUSE RESORTS, INC.,
a Delaware corporation

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Chief Financial Officer

FULL HOUSE SUBSIDIARY, INC.,
a Nevada corporation

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Vice President and Treasurer

FULL HOUSE SUBSIDIARY II, INC.,
a Nevada corporation

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Vice President and Treasurer

STOCKMAN’S CASINO,
a Nevada corporation

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Vice President and Treasurer

GAMING ENTERTAINMENT (INDIANA) LLC, a Nevada limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Treasurer

Exhibit G-42

GAMING ENTERTAINMENT (NEVADA) LLC, a Nevada limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Manager

SILVER SLIPPER CASINO VENTURE LLC,
a Delaware limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Treasurer

GAMING ENTERTAINMENT (KENTUCKY) LLC, a Nevada limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Treasurer

RICHARD & LOUISE JOHNSON, LLC, a Kentucky limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Treasurer

FHR-COLORADO LLC, a Nevada limited liability company

By:    /s/ Lewis Fanger
Name:     Lewis Fanger
Title:    Treasurer

Exhibit G-43

COLLATERAL AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:    /s/ Lynn M. Steiner
Name:     Lynn M. Steiner
Title:    Vice President

Exhibit G-44

Exhibit A

GRANTORS

GENERAL INFORMATION

(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office / Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#
Full House Resorts, Inc.	Corporation	Delaware	One Summerlin, 1980 Festival Plaza Drive, Suite 680 Las Vegas, NV 89135
Full House Subsidiary, Inc.	Corporation	Delaware	One Summerlin, 1980 Festival Plaza Drive, Suite 680 Las Vegas, NV 89135
Full House Subsidiary II, Inc.	Corporation	Nevada	One Summerlin, 1980 Festival Plaza Drive, Suite 680 Las Vegas, NV 89135
Gaming Entertainment (Nevada) LLC	Limited liability company	Nevada	One Summerlin, 1980 Festival Plaza Drive, Suite 680 Las Vegas, NV 89135
Gaming Entertainment (Indiana) LLC	Limited liability company	Nevada	One Summerlin, 1980 Festival Plaza Drive, Suite 680 Las Vegas, NV 89135
Stockman’s Casino	Corporation	Nevada	One Summerlin, 1980 Festival Plaza Drive, Suite 680 Las Vegas, NV 89135
Silver Slipper Casino Venture LLC	Limited liability company	Delaware	One Summerlin, 1980 Festival Plaza Drive, Suite 680 Las Vegas, NV 89135
Gaming Entertainment (Kentucky) LLC	Limited liability company	Nevada	One Summerlin, 1980 Festival Plaza Drive, Suite 680 Las Vegas, NV 89135
Richard and Louise Johnson, LLC	Limited liability company	Kentucky	One Summerlin, 1980 Festival Plaza Drive, Suite 680 Las Vegas, NV 89135
FHR-Colorado LLC	Limited liability company	Nevada	One Summerlin, 1980 Festival Plaza Drive, Suite 680 Las Vegas, NV 89135

(B) Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name
Full House Resorts, Inc.	N/A
Full House Subsidiary, Inc.	N/A
Full House Subsidiary II, Inc.	N/A
Stockman’s Casino	N/A
Gaming Entertainment (Indiana) LLC	Rising Star Casino Resort
Gaming Entertainment (Nevada) LLC	Grand Lodge Casino
Silver Slipper Casino Venture LLC	Silver Slipper Casino, Silver Slipper Casino Hotel
Richard and Louise Johnson, LLC	N/A
FHR-Colorado LLC	Bronco Billy’s Casino, Billy’s Casino, Buffalo Billy’s Casino
Gaming Entertainment (Kentucky) LLC	N/A

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change
Full House Resorts, Inc.	June 2017	Chief Executive Office changed from: 4670 So. Fort Apache Rd. Suite 190 Las Vegas, NV 89147
Full House Subsidiary, Inc.	June 2017	Chief Executive Office changed from: 4670 So. Fort Apache Rd. Suite 190 Las Vegas, NV 89147
Full House Subsidiary II, Inc.	June 2017	Chief Executive Office changed from: 4670 So. Fort Apache Rd. Suite 190 Las Vegas, NV 89147
Stockman’s Casino	June 2017	Chief Executive Office changed from: 4670 So. Fort Apache Rd. Suite 190 Las Vegas, NV 89147
Gaming Entertainment (Indiana) LLC	June 2017	Chief Executive Office changed from: 4670 So. Fort Apache Rd. Suite 190 Las Vegas, NV 89147
Gaming Entertainment (Nevada) LLC	June 2017	Chief Executive Office changed from: 4670 So. Fort Apache Rd. Suite 190 Las Vegas, NV 89147
Silver Slipper Casino Venture LLC	June 2017	Chief Executive Office changed from: 4670 So. Fort Apache Rd. Suite 190 Las Vegas, NV 89147
Richard and Louise Johnson, LLC	June 2017	Chief Executive Office changed from: 4670 So. Fort Apache Rd. Suite 190 Las Vegas, NV 89147
FHR-Colorado LLC	June 2017	Chief Executive Office changed from: 4670 So. Fort Apache Rd. Suite 190 Las Vegas, NV 89147
Gaming Entertainment (Kentucky) LLC	June 2017	Chief Executive Office changed from: 4670 So. Fort Apache Rd. Suite 190 Las Vegas, NV 89147

Exhibit B

INTELLECTUAL PROPERTY

(A)    Copyrights

None.

(B)    Copyright Licenses

None.

(C)    Patents

None.

(D)    Patent Licenses

None.

(E)	Trademarks

	File No.	Mark	Owner	Application/ Registration No.	Status
1	F0402.0020	AMERICAN PLACE	Full House Resorts, Inc.	86/714,046	Pending
2	F0402 - 0003	FULL HOUSE RESORT AND CASINO	Full House Resorts, Inc.	3,680,085	Registered
3	F0402 - 0001	FULL HOUSE RESORTS	Full House Resorts, Inc.	3,250,160	Registered
4	F0402 - 0002	FULL HOUSE RESORTS and Design	Full House Resorts, Inc.	3,250,177	Registered
5	T0448US00	GRAND LODGE CASINO and Design	Gaming Entertainment (Nevada) LLC	3,760,969	Registered
6	F0402.0040 / T04479US00	PLAYERS ADVANTAGE CLUB	Gaming Entertainment (Nevada) LLC	2,639,239	Registered
7	F0402.0012	RISING STAR CASINO RESORT and Design	Full House Resorts, Inc.	4,313,520	Registered
8	F0402.0011	RISING STAR CASINO RESORT	Full House Resorts, Inc.	4,296,062	Registered
9	F0402.0013	RISING STAR REWARDS and Design	Full House Resorts, Inc.	4,177,845	Registered
10	F0402.0014	RISING STAR REWARDS	Full House Resorts, Inc.	4,090,079	Registered
11	F0402.0017	STOCKMAN’S CASINO	Full House Resorts, Inc.	4,494,260	Registered
12		THE LODGE AT RISING STAR CASINO	Full House Resorts, Inc.	4,966,002	Registered
13	F0402.0019	THE LODGE AT RISING STAR CASINO and Design	Full House Resorts, Inc.	4,966,001	Registered
14	F0402.0022	Christmas Casino	Full House Resorts, Inc.	5130618	Registered
15		Cripple Creek Christmas Casino	Full House Resorts, Inc.	87749537	Pending
16		CRIPPLE CREEK CHRISTMAS CASINO & INN	Full House Resorts, Inc.	87749545	Pending
17		Cripple Creek Christmas Inn	Full House Resorts, Inc.	87749541	Pending
18		DESIGN ONLY	Full House Resorts, Inc.	87611953	Pending
19	F0402.0200	QUEEN CITY MARKET and Design	Full House Resorts, Inc.	3,862,067	Registered
20	F0402.0017/1	STOCKMAN’S CASINO and design	Full House Resorts, Inc.	5,287,710	Registered
21	F0402.0024	The Crippled Cow	Full House Resorts, Inc.	5325829	Registered
22	[_____]	9,494 Lounge	Full House Resorts, Inc.	Serial #87691610	Pending
23	T06348C200	A TRUE COLORADO STYLE CASINO	FHR-Colorado LLC	20121212537	Registered
24	T06349C200	BILLY’S CASINO	FHR-Colorado LLC	20141567981	Registered
25	T06352C200	BRONCO BILLY’S TRUE COLORADO CASINO & HOTEL	FHR-Colorado LLC	20151582869	Registered
26	T06347C200	BRONCO BILLY’S CASINO	FHR-Colorado LLC	20121155619	Registered
27	T06351C200	BUFFALO BILLY’S CASINO	FHR-Colorado LLC	20151582645	Registered
28	T06346C200	COLORADO’S BEST BET	FHR-Colorado LLC	19921047268	Registered
29	T06350C200	CRIPPLE CREEK’S LUCKY CASINO	FHR-Colorado LLC	20151559246	Registered

Domain Names:

Domain Name[2]	Registrant
fullhouseresorts.com	Full House Resorts, Inc.
grandlodgecasino.com	Gaming Entertainment Nevada, LLC
risingstarcasino.com	Full House Resorts, Inc.
risingstarrvpark.com	Full House Resorts, Inc.
risingstarcasinorvpark.com	Full House Resorts, Inc.
thechristmascasino.com	Full House Resorts, Inc.
stockmanscasino.com	Stockman’s Casino
broncobillyscasino.com	Bronco Billy’s Casino[3]
broncobillys.biz	Full House Resorts, Inc.
americanplace.us	Advanced Computer Technology[4]
Silverslipper-ms.com*	Silver Slipper Casino Venture LLC
silverslippersports.com*	Silver Slipper Casino Venture LLC
silverslipperfantasysports.com*	Silver Slipper Casino Venture LLC
__________
2.    An asterisk (*) in this table denotes ownership with respect to the domain name registration.
3.    Registrant to be corrected after Closing to reflect the correct Grantor’s ownership.
4.    Registrant to be corrected after Closing to reflect the correct Grantor’s ownership.

(F)	Trademark Licenses

The following trademarks and domain names are licensed by Silver Slipper Licensing LLC to Silver Slipper Casino Venture LLC, pursuant to that certain Amended and Restated License Agreement, dated October 1, 2012. Silver Slipper Licensing LLC assigned the trademarks and its rights under the Amended and Restated Licensing Agreement to Silver Slipper Gaming, LLC on December 31, 2012.

	File No.	Mark	Owner	Application/ Registration No.	Status
1		S	Silver Slipper Gaming, LLC	5101374	Registered
2		S	Silver Slipper Gaming, LLC	5242061	Registered
3		S	Silver Slipper Gaming, LLC	5192737	Registered
4	T04482US00	S SILVER SLIPPER and Design	Silver Slipper Gaming, LLC	3,706,961	Registered
5	T04482US01	S SILVER SLIPPER and Design	Silver Slipper Gaming, LLC	3,346,341	Registered
6	T04481US00	SILVER SLIPPER	Silver Slipper Gaming, LLC	3,529,267	Registered
7	T04481US01	SILVER SLIPPER	Silver Slipper Gaming, LLC	3,681,464	Registered
8	T04481US02	SILVER SLIPPER	Silver Slipper Gaming, LLC	3,346,342	Registered
9		SILVER SLIPPER CASINO HOTEL	Silver Slipper Gaming, LLC	5101375	Registered
10	[_____]	SILVER SLIPPER CASINO HOTEL Design	Silver Slipper Gaming, LLC	5,188,114	Registered

Domain Names:

Domain Name[5]	Registrant
Silverslipper-ms.com*	Silver Slipper Casino Venture LLC
silverslippersports.com*	Silver Slipper Casino Venture LLC
silverslipperfantasysports.com*	Silver Slipper Casino Venture LLC

(G)	Trade Secret Licenses

None.

__________
5.    An asterisk (*) in this table denotes the rights to use the domain names granted from Silver Slipper Gaming, LLC.

Exhibit C

MATERIAL CONTRACTS

None.

Exhibit D

FINANCING STATEMENTS

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Sunita Daswani 212-848-4000

B. E-MAIL CONTACT AT FILER (optional)
sdaswani@shearman.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022-6069

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: FHR-Colorado LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
One Summerlin, 1980 Festival Plaza Dr., Suite 680	Las Vegas	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: Wilmington Trust, National Association, as Collateral Agent

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	**CITY**	**STATE**	**POSTAL CODE**	**COUNTRY**
50 S. 6th Street, Suite 1290	Minneapolis	MN	55402	US

4. COLLATERAL: This financing statement covers the following collateral:

All of the Debtor's assets, whether now owned or hereafter acquired and wherever located.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: NV - Secretary of State

F#614828
A#848298

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Sunita Daswani 212-848-4000

B. E-MAIL CONTACT AT FILER (optional)
sdaswani@shearman.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022-6069

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: Full House Resorts, Inc.

OR 1b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
One Summerlin, 1980 Festival Plaza Dr., Suite 680	Las Vegas	NV	89135	US

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME

OR 2b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: Wilmington Trust, National Association, as Collateral Agent

OR 3b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
50 S. 6th Street, Suite 1290	Minneapolis	MN	55402	US

4. COLLATERAL: This financing statement covers the following collateral:

All of the Debtor's assets, whether now owned or hereafter acquired and wherever located.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State

P#614819
A#848289

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Sunita Daswani 212-848-4000

B. E-MAIL CONTACT AT FILER (optional)
sdaswani@shearman.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022-6069

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: Full House Subsidiary II, Inc.

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
One Summerlin, 1980 Festival Plaza Dr., Suite 680	Las Vegas	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME:

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: Wilmington Trust, National Association, as Collateral Agent

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
50 S. 6th Street, Suite 1290	Minneapolis	MN	55402	US

4. COLLATERAL: This financing statement covers the following collateral:

All of the Debtor's assets, whether now owned or hereafter acquired and wherever located.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: NV - Secretary of State

F#614821
A#848291

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Sunita Daswani 212-848-4000

B. E-MAIL CONTACT AT FILER (optional)
sdaswani@shearman.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022-6069

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: Full House Subsidiary, Inc.					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)			SUFFIX
1c. MAILING ADDRESS: One Summerlin, 1980 Festival Plaza Dr., Suite 680	CITY: Las Vegas	STATE: NV	POSTAL CODE: 89135		COUNTRY: US

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)			SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: Wilmington Trust, National Association, as Collateral Agent					
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)			SUFFIX
3c. MAILING ADDRESS: 50 S. 6th Street, Suite 1290	CITY: Minneapolis	STATE: MN	POSTAL CODE: 55402		COUNTRY: US

4. COLLATERAL: This financing statement covers the following collateral:
All of the Debtor's assets, whether now owned or hereafter acquired and wherever located.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State

F#614820
A#848290

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Sunita Daswani 212-848-4000

B. E-MAIL CONTACT AT FILER (optional)
sdaswani@shearman.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022-6069

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: Gaming Entertainment (Indiana) LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
One Summerlin, 1980 Festival Plaza Dr., Suite 680	Las Vegas	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME:

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: Wilmington Trust, National Association, as Collateral Agent

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
50 S. 6th Street, Suite 1290	Minneapolis	MN	55402	US

4. COLLATERAL: This financing statement covers the following collateral:

All of the Debtor's assets, whether now owned or hereafter acquired and wherever located.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: NV - Secretary of State

P#614823
A#848293

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Sunita Daswani 212-848-4000

B. E-MAIL CONTACT AT FILER (optional)
sdaswani@shearman.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022-6069

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: Gaming Entertainment (Kentucky) LLC

OR

1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
One Summerlin, 1980 Festival Plaza Dr., Suite 680	Las Vegas	NV	89135	USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME:

OR

2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: Wilmington Trust, National Association, as Collateral Agent

OR

3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
50 S. 6th Street, Suite 1290	Minneapolis	MN	55402	US

4. COLLATERAL: This financing statement covers the following collateral:

All of the Debtor's assets, whether now owned or hereafter acquired and wherever located.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: NV - Secretary of State

P#614826
A#848296

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11) International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)	
Sunita Daswani	212-848-4000
B. E-MAIL CONTACT AT FILER (optional)	
sdaswani@shearman.com	
C. SEND ACKNOWLEDGMENT TO: (Name and Address)	
Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022-6069	

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME Gaming Entertainment (Nevada) LLC				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS One Summerlin, 1980 Festival Plaza Dr., Suite 680	CITY Las Vegas	STATE NV	POSTAL CODE 89135	COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME Wilmington Trust, National Association, as Collateral Agent				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS 50 S. 6th Street, Suite 1290	CITY Minneapolis	STATE MN	POSTAL CODE 55402	COUNTRY US

4. COLLATERAL: This financing statement covers the following collateral:

All of the Debtor's assets, whether now owned or hereafter acquired and wherever located.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: NV - Secretary of State

F#614824
A#848294

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional) Sunita Daswani	212-848-4000
B. E-MAIL CONTACT AT FILER (optional) sdaswani@shearman.com	
C. SEND ACKNOWLEDGMENT TO: (Name and Address) Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022-6069	

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME	Richard and Louise Johnson, LLC				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)			SUFFIX
1c. MAILING ADDRESS One Summerlin, 1980 Festival Plaza Dr., Suite 680	CITY Las Vegas	STATE NV	POSTAL CODE 89135		COUNTRY USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)			SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME	Wilmington Trust, National Association, as Collateral Agent				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)			SUFFIX
3c. MAILING ADDRESS 50 S. 6th Street, Suite 1290	CITY Minneapolis	STATE MN	POSTAL CODE 55402		COUNTRY US

4. COLLATERAL: This financing statement covers the following collateral:

All of the Debtor's assets, whether now owned or hereafter acquired and wherever located.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: KY - Secretary of State

P#614827
A#848297

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Sunita Daswani 212-848-4000

B. E-MAIL CONTACT AT FILER (optional)
sdaswani@shearman.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022-6069

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME				
Silver Slipper Casino Venture LLC				
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
One Summerlin, 1980 Festival Plaza Dr., Suite 680	Las Vegas	NV	89135	US

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME				
Wilmington Trust, National Association, as Collateral Agent				
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)		SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
50 S. 6th Street, Suite 1290	Minneapolis	MN	55402	US

4. COLLATERAL: This financing statement covers the following collateral:

All of the Debtor's assets, whether now owned or hereafter acquired and wherever located.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State

F#614825
A#848295

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Sunita Daswani 212-848-4000

B. E-MAIL CONTACT AT FILER (optional)
sdaswani@shearman.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022-6069

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S NAME: Provide only one Debtor name (1a or 1b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 1b, leave all of item 1 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

1a. ORGANIZATION'S NAME: Stockman's Casino					
OR 1b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)			SUFFIX
1c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY
One Summerlin, 1980 Festival Plaza Dr., Suite 680	Las Vegas	NV	89135		USA

2. DEBTOR'S NAME: Provide only one Debtor name (2a or 2b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name); if any part of the Individual Debtor's name will not fit in line 2b, leave all of item 2 blank, check here ☐ and provide the Individual Debtor information in item 10 of the Financing Statement Addendum (Form UCC1Ad)

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)			SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY

3. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY): Provide only one Secured Party name (3a or 3b)

3a. ORGANIZATION'S NAME: Wilmington Trust, National Association, as Collateral Agent					
OR 3b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)			SUFFIX
3c. MAILING ADDRESS	CITY	STATE	POSTAL CODE		COUNTRY
50 S. 6th Street, Suite 1290	Minneapolis	MN	55402		US

4. COLLATERAL: This financing statement covers the following collateral:
All of the Debtor's assets, whether now owned or hereafter acquired and wherever located.

5. Check only if applicable and check only one box: Collateral is ☐ held in a Trust (see UCC1Ad, item 17 and Instructions) ☐ being administered by a Decedent's Personal Representative

6a. Check only if applicable and check only one box: ☐ Public-Finance Transaction ☐ Manufactured-Home Transaction ☐ A Debtor is a Transmitting Utility

6b. Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

7. ALTERNATIVE DESIGNATION (if applicable): ☐ Lessee/Lessor ☐ Consignee/Consignor ☐ Seller/Buyer ☐ Bailee/Bailor ☐ Licensee/Licensor

8. OPTIONAL FILER REFERENCE DATA:
Filed with: NV - Secretary of State

F#614822
A#848292

FILING OFFICE COPY — UCC FINANCING STATEMENT (Form UCC1) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

Exhibit E

ACCOUNTS, PLEDGED EQUITY INTERESTS, INSTRUMENTS,
COMMERCIAL TORT CLAIMS & LETTERS OF CREDIT

(A) Accounts

Securities Account:

None.

Deposit Accounts:

Grantor	Bank Name	Bank Address	Account Title	Account Number	Account Type	Excluded Bank Account? (Y/N)
[Bank account information]

Commodity Contracts and Commodity Accounts:

None.

(B) Pledged Equity Interests

Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer
Full House Resorts, Inc.	Full House Subsidiary, Inc.	Common Stock	Yes	No. 1	N/A	100	100%
Full House Resorts, Inc.	Full House Subsidiary II, Inc.	Common Stock	Yes	No. 1	N/A	100	100%
Full House Resorts, Inc.	Stockman’s Casino	Common Stock	Yes	No. 5	No Par Value	1,000	100%

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company
Full House Resorts, Inc.	Gaming Entertainment (Nevada) LLC	No	N/A	N/A	100%
Full House Resorts, Inc.	Gaming Entertainment (Indiana) LLC	No	N/A	1,000	100%
Full House Resorts, Inc.	Silver Slipper Casino Venture LLC	Yes	N/A	1,000	100%
Full House Resorts, Inc.	Gaming Entertainment (Kentucky) LLC	No	N/A	N/A	100%
Full House Resorts, Inc.	Richard and Louise Johnson, LLC	No	N/A	N/A	100%
Full House Subsidiary, Inc.	FHR-Colorado LLC	No	N/A	N/A	100%

Pledged Partnership Interests:

None.

Trust Interests or other Equity Interests not listed above:

None.

Pledged Debt:

None.

(C) Instruments

None.

(D) Commercial Tort Claims

None.

(E) Letter of Credit Rights

None.

EXHIBIT F
FORM OF
SECURITY AGREEMENT SUPPLEMENT
This SECURITY AGREEMENT SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR], a [NAME OF STATE OF INCORPORATION] [corporation] [limited liability company] [limited partnership], (the "Grantor") pursuant to that certain Security Agreement, dated as of February [•], 2018 (as it may be from time to time amended, restated, modified or supplemented, the "Security Agreement"), by Full House Resorts, Inc., a Delaware corporation and the other Grantors named therein, in favor of Wilmington Trust, National Association, as the Collateral Agent, for the benefit of the Secured Parties. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.
As set forth in the Security Agreement, Grantor hereby confirms the grant to the Collateral Agent of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in, to and under all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached Supplements to Exhibits accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Exhibits shall constitute part of the Exhibits to the Security Agreement.
IN WITNESS WHEREOF, Grantor has caused this Security Agreement Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].
[NAME OF GRANTOR]
By:_____________________________
Name:
Title:

Supplement to Exhibit A

Additional Information:

GENERAL INFORMATION
(A) Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B) Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C) Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

Supplement to Exhibit B

Intellectual Property

(A) Copyrights

Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

(B) Copyright Licenses

Grantor	Description of Copyright License	Registration Number (if any) of Underlying Copyright	Name of Licensor

(C) Patents

Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/(Filing Date)

(D) Patent Licenses

Grantor	Description of Patent License	Patent Number of Underlying Patent	Name of Licensor

(E) Trademarks

Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

(F) Trademark Licenses

Grantor	Description of Trademark License	Registration Number of Underlying Trademark	Name of Licensor

(G) Trade Secret Licenses

Grantor	Description of Trade Secret License	Name of Licensor

Supplement to Exhibit C

Material Contracts

Grantor	Description of Material Contract

Supplement to Exhibit D

Financing Statements

(see attached)

Supplement to Exhibit E

Accounts, Pledged Equity Interests, Instruments, Commercial Tort Claims & Letters of Credit

(A) Accounts

Securities Account:

Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name

Commodity Contracts and Commodity Accounts:

Grantor	Name of Commodity Intermediary	Account Number	Account Name

(B) Pledged Equity Interests

Pledged Stock:

Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

Trust Interests or other Equity Interests not listed above:

Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

(C) Instruments

Grantor                        Instruments

(D) Commercial Tort Claims

Grantor                        Commercial Tort Claims

(E) Letter of Credit Rights

Grantor                        Letter of Credit Rights